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                                                                   EXHIBIT 10p6

Schedule identifying substantially identical agreement, among Fortune Brands, Inc. ("Fortune") and each of the following persons, to the Amendment constituting Exhibit 10p5 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 2001.


                                      Name

                                  Mark Hausberg